For Immediate Release

Condor Hospitality Trust Reports Fourth Quarter and Fiscal Year 2018 Results

BETHESDA, MD, March 11, 2019 – Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”) today announced results for the fourth quarter ended December 31, 2018.

FOURTH QUARTER AND FISCAL YEAR 2018 RELEASE FINANCIAL HIGHLIGHTS

•	Revenue of $65.1 million in Fiscal Year 2018, a 17.3% Increase Over $55.5 million of Revenue in Fiscal Year 2017

•

Revenue of $15.1 million, Comprised of $14.9  million from New Investment Platform Hotels and $0.2 million from Legacy Hotels, a 1% Decrease to Revenue of $15.3 million, Comprised of $12.8 million from New Investment Platform Hotels and $2.5 million from Legacy Hotels, in Last Year’s Fourth Quarter

•	Same-Store RevPAR for the New Investment Platform Hotels Increased 1.9% and 2.6% in the Fourth Quarter and Full Year 2018, Respectively
•	Net Earnings Attributable to Common Shareholders of $4.8 million, or $0.40 per Diluted Share, as Compared to a Net Loss of ($9.4) million, or ($1.00) per share, in Last Fiscal Year
•	Adjusted Funds from Operations Increased to $12.2 million, or $1.02 per Diluted Share, a 4.1% per share Increase from $9.8 million, or $0.98 per Diluted Share, as Compared to Last Fiscal Year
•	Hotel EBITDA Increased to $27.6 million from $22.0 million, a 25.9% Increase Over Last Fiscal Year
•	Adjusted EBITDAre Increased to $21.9 million from $16.2 million, a 35.7% Over Last Fiscal Year

MANAGEMENT COMMENTARY

Bill Blackham, Condor’s Chief Executive Officer, commented:

“On September 27, 2018, Condor initiated a process to evaluate strategic alternatives to enhance shareholder value.   Until the conclusion of this process, Condor is suspending the issuance of earnings guidance and the holding of earnings conference calls.  The Quality Inn Solomons Island remains under contract for sale and has an expected closing in the first quarter of 2019; there can be no guarantee that this planned disposition will close.   This final legacy asset sale will bring the total number of legacy assets sold to 55 since Condor launched the strategic repositioning of its portfolio in 2015.  The New Investment Platform continued to perform well relative to our competitive sets and our publicly traded select-service peer group in terms of RevPAR change and operating margins.”

FINANCIAL SUMMARY

At December 31, 2018, the Company’s total portfolio included 16 hotels, representing 1,967 rooms.

Total Company Financial Results

($ in millions except per share amounts)

	Three months ended December 31,			Year ended December 31,
	2018	2017	Change	2018	2017	Change
Revenue	$15.1	$15.3	-1.3%	$65.1	$55.5	17.3%
Net Earnings (Loss) Attributable to Common Shareholders	$(1.1)	$1.2	NA	$4.8	$(9.4)	NA
Diluted Earnings (Loss) per Share	$(0.10)	$0.10	NA	$0.40	$(1.00)	NA

Funds from Operations (FFO)*	$1.6	$2.3	-30.7%	$10.3	$6.3	63.7
FFO per Diluted Share*	$0.12	$0.18	-33.3%	$0.81	$(0.22)	NA
Adjusted FFO*	$2.3	$3.3	-29.2%	$12.2	$9.8	25.2%

Adjusted FFO per Diluted Share*	$0.20	$0.28	-28.6%	$1.02	$0.98	4.1%

Hotel EBITDA*	$6.1	$6.0	1.7%	$27.6	$22.0	25.9%
Adjusted EBITDAre*	$4.8	$4.6	4.5%	$21.9	$16.2	35.7%

*Please see the Reg. G reconciliation tables at the end of this release.

NEW INVESTMENT PLATFORM

At December 31, 2018, the Company’s new investment platform included 15 hotels, representing 1,908 rooms.

New Investment Platform Operational Results**

($ in millions except per share amounts and operating metrics)

	Three months ended December 31,			Year ended December 31,
	2018	2017	Change	2018	2017	Change
Same-Store RevPAR	$93.18	$91.42	1.9%	$98.89	$96.39	2.6%
Same-Store Occupancy	76.54%	75.54%	1.3%	79.89%	79.26%	0.8%
Same-Store ADR	$121.74	$121.02	0.6%	$123.79	$121.61	1.8%

Same-Store Hotel EBITDA*	$5.5	$5.5	0.6%	$23.6	$22.9	3.1%
Same-Store Hotel EBITDA Margin*	36.6%	37.1%	-0.5%	37.5%	37.3%	0.2%

*Please see the Reg. G reconciliation tables at the end of this release.

**Financial results presented above include results from prior to our ownership.

LEGACY PLATFORM

At December 31, 2018, the Company’s legacy platform included one hotel, representing 59 rooms.

Legacy Platform Operational Results*

($ in millions except per share amounts and operating metrics)

	Three months ended December 31,			Year ended December 31,
	2018	2017	Change	2018	2017	Change
Same-Store RevPAR	$28.87	$37.40	-22.8%	$42.88	$57.14	-25.0%
Same-Store Occupancy	35.29%	49.00%	-28.0%	49.59%	71.77%	-30.9%
Same-Store ADR	$81.80	$76.32	7.2%	$86.46	$79.62	8.6%

Same-Store Hotel EBITDA*	$0.01	$0.04	-70.7%	$0.3	$0.4	-28.1%
Same-Store Hotel EBITDA Margin*	5.0%	14.1%	-9.1%	21.6%	24.0%	-2.4%

* Please see the Reg. G reconciliation tables at the end of this release.

PORTFOLIO ACTIVITY

The Company’s investment strategy is to assemble a portfolio of premium-branded, select-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on MSAs ranked between 20 to 60. Since restarting its portfolio transformation in 2015, the Company has acquired 14 high-quality select-service hotels representing 1,808 rooms in its target markets for a total purchase price of approximately $277 million. Additionally, during this time, the Company has sold 54 legacy assets for a total gross sales price of approximately $166 million.

Acquisitions

During the fourth quarter of 2018, the Company did not acquire any hotels.

Dispositions

The Company’s final legacy hotel is currently under contract for sale.

BALANCE SHEET AND CAPITAL MARKETS ACTIVITY

As of December 31, 2018, the Company had cash and cash equivalents (including restricted cash) of $9.2 million and available revolver borrowing capacity of $7.4 million.  As of December 31, 2018, the Company had total outstanding long-term debt of $138 million associated with assets held for use with a weighted average maturity of 2.1 years and a weighted average interest rate of 5.15%.

During the fourth quarter of 2018, the Company did not sell any shares of common stock under the ATM program.

CAPITAL INVESTMENTS

The Company invested $2.0 million in capital improvements throughout the portfolio in the twelve months ended December 31, 2018, to upgrade its properties and maintain brand standards.

OUTLOOK AND GUIDANCE

Due to the pursuit of Strategic Alternatives, the Company has suspended guidance until further notice.

DIVIDENDS

On December 11, 2018, the Board of Directors declared a quarterly cash common stock dividend of $0.195 per share for the fourth quarter of 2018.  The common stock dividend represented an annualized yield of approximately 9.7% based on the closing price of the Company’s common shares on December 12, 2018.  The fourth quarter dividend was paid on January 3, 2019 to shareholders of record as of December 26, 2018.

EARNINGS CALL

Due to the pursuit of Strategic Alternatives, the Company will not be conducting a fourth quarter earnings conference call.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 16 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

Forward-Looking Statement

Certain matters within this press release are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual events, results or performance to differ from those projected presented in the forward-looking statement. These forward-looking statements are based on assumptions that management has made in light of experience in the business in which the Company operates, as well as other factors management believes to be appropriate under the circumstances. As you read and consider this release, you should understand that these statements are not guarantees of events, performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect events, performance or results and cause them to differ materially from those anticipated in the forward-looking statements. These factors include among other things, risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this press release is made as of the date of this press release and the Company does not undertake to update any forward-looking statement.

SELECTED FINANCIAL DATA:

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

 (In thousands, except share and per share data)

	As of December 31,
	2018	2017

Assets
Investment in hotel properties, net	$230,178	$201,722
Investment in unconsolidated joint venture	5,866	7,747
Cash and cash equivalents	4,151	5,441
Restricted cash, property escrows	5,005	4,894
Accounts receivable, net	1,290	1,707
Prepaid expenses and other assets	2,227	3,220
Derivative assets, at fair value	639	391
Investment in hotel properties held for sale, net	4,092	17,858
Total Assets	$253,448	$242,980

Liabilities and Equity

Liabilities
Accounts payable, accrued expenses, and other liabilities	$5,336	$7,046
Dividends and distributions payable	2,330	2,470
Convertible debt, at fair value	1,000	1,069
Long-term debt, net of deferred financing costs	135,810	111,097
Long-term debt related to hotel properties held for sale, net of deferred financing costs	1,120	9,484
Total Liabilities	145,596	131,166

Equity
Shareholders' Equity
Preferred stock, 40,000,000 shares authorized:
6.25% Series E, 925,000 shares authorized, $.01 par value, 925,000 shares outstanding, liquidation preference of $9,250 and $9,395	10,050	10,050
Common stock, $.01 par value, 200,000,000 shares authorized; 11,886,003 and 11,833,573 shares outstanding	119	118
Additional paid-in capital	231,805	230,727
Accumulated deficit	(134,970)	(130,489)
Total Shareholders' Equity	107,004	110,406
Noncontrolling interest in consolidated partnership (Condor Hospitality Limited Partnership), redemption value of $435 and $871	848	1,408
Total Equity	107,852	111,814

Total Liabilities and Equity	$253,448	$242,980

Condor Hospitality Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

	(Unaudited)
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Revenue
Room rentals and other hotel services	$15,082	$15,278	$65,057	$55,453
Operating Expenses
Hotel and property operations	9,690	10,028	41,008	37,134
Depreciation and amortization	2,349	2,085	9,475	6,898
General and administrative	1,144	1,847	6,217	6,552
Acquisition and terminated transactions	19	80	205	1,250
Equity transactions	-	-	-	343
Total operating expenses	13,202	14,040	56,905	52,177
Operating income	1,880	1,238	8,152	3,276
Net gain (loss) on disposition of assets	(17)	2,004	5,570	6,807
Equity in earnings (loss) of joint venture	(469)	(105)	(218)	190
Net gain (loss) on derivatives and convertible debt	(402)	20	317	436
Other expense, net	(26)	(28)	(83)	(111)
Interest expense	(2,153)	(1,706)	(8,326)	(5,174)
Loss on debt extinguishment	-	(167)	-	(967)
Impairment recovery (loss), net	-	(553)	93	(2,151)
Earnings (loss) from continuing operations before income taxes	(1,187)	703	5,505	2,306
Income tax benefit (expense)	(20)	645	(335)	595
Net earnings (loss)	(1,207)	1,348	5,170	2,901
Loss (earnings) attributable to noncontrolling interest	242	(10)	195	(20)
Net earnings (loss) attributable to controlling interests	(965)	1,338	5,365	2,881
Dividends declared and in kind dividends deemed on preferred stock	(144)	(164)	(578)	(12,243)
Net earnings (loss) attributable to common shareholders	$(1,109)	$1,174	$4,787	$(9,362)

Earnings (Loss) per Share
Total - Basic Earnings (Loss) per Share	$(0.10)	$0.10	$0.40	$(1.00)
Total - Diluted Earnings (Loss) per Share	$(0.10)	$0.10	$0.40	$(1.00)

Reconciliation of Non-GAAP Financial Measures (Unaudited)

Non-GAAP financial measures are measures of our historical financial performance that are different from measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  We report Funds from Operations (“FFO”), Adjusted FFO (“AFFO”), Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDA for real estate (“EBITDAre”), Adjusted EBITDAre, and Hotel EBITDA as non-GAAP measures that we believe are useful to investors as key measures of our operating results and which management uses to facilitate a periodic evaluation of our operating results relative to those of our peers.  Our non-GAAP measures should not be considered as an alternative to U.S. GAAP net earnings as an indication of financial performance or to U.S. GAAP cash flows from operating activities as a measure of liquidity.  Additionally, these measures are not indicative of funds available to fund cash needs or our ability to make cash distributions as they have not been adjusted to consider cash requirements for capital expenditures, property acquisitions, debt service obligations, or other commitments.

FFO and AFFO

The following table reconciles net earnings (loss) to FFO and AFFO for the three months and year ended December 31, 2018 and 2017 (in thousands). All amounts presented include our portion of the results of our unconsolidated Atlanta JV.

	Three months ended		Year ended
	December 31,		December 31,
Reconciliation of Net Earnings (Loss) to FFO and AFFO	2018	2017	2018	2017
Net earnings (loss)	$(1,207)	$1,348	$5,170	$2,901
Depreciation and amortization expense	2,349	2,085	9,475	6,898
Depreciation and amortization expense from JV	289	288	1,155	1,140
Net (loss) gain on disposition of assets	17	(2,004)	(5,570)	(6,807)
Net loss on disposition of assets from JV	128	3	157	7
Impairment loss (recovery), net	-	553	(93)	2,151
FFO	1,576	2,273	10,294	6,290
Dividends declared and in kind dividends deemed on preferred stock	(144)	(165)	(578)	(12,244)
FFO attributable to common shares and common units	1,432	2,108	9,716	(5,954)
Net loss (gain) on derivatives and convertible debt	402	(20)	(317)	(436)
Net loss on derivatives from JV	22	-	22	2
Acquisitions and terminated transactions expense	19	80	205	1,250
Equity and terminated transactions	-	-	-	343
Loss on debt extinguishment	-	167	-	967
Stock-based compensation and LTIP expense	62	572	974	1,237
Amortization of deferred financing fees	363	340	1,443	1,066
Amortization of deferred financing fees from JV	45	45	181	181
Non-recurring dividends above stated rates declared and in kind dividends deemed on preferred stock	-	20	-	11,110
AFFO attributable to common shares and common units	$2,345	$3,312	$12,224	$9,766

FFO attributable to common shares and partnership units - Basic	$1,432	$2,108	$9,716	$(5,954)
Convertible note interest and fair value adjustments	(33)	-	(6)	-
FFO attributable to common shares and partnership units - Diluted	$1,399	$2,108	$9,710	$(5,954)

FFO per common share and partnership unit - Basic	$0.12	$0.18	$0.82	$(0.22)
FFO per common share and partnership unit - Diluted	$0.12	$0.18	$0.81	$(0.22)

Weighted average common shares and partnership units - Basic FFO	11,878,418	11,698,642	11,870,477	9,558,182
Weighted average common shares and partnership units - Diluted FFO	11,986,970	11,718,966	11,982,047	9,558,182

AFFO attributable to common shares and partnership units - Basic	$2,345	$3,312	$12,224	$9,766
Convertible note interest	16	16	63	63
Preferred dividends at stated rates	-	144	578	1,134
AFFO attributable to common shares and partnership units - Diluted	$2,361	$3,472	$12,865	$10,963

AFFO per common share and partnership unit - Basic	$0.20	$0.28	$1.03	$1.02
AFFO per common share and partnership unit - Diluted	$0.20	$0.28	$1.02	$0.98

Weighted average common shares and partnership units - Basic AFFO	11,878,418	11,698,642	11,870,477	9,558,182
Weighted average common shares and partnership units - Diluted AFFO	11,986,970	12,484,346	12,650,158	11,213,584

We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets.  FFO is calculated both for the Company in total and as FFO attributable to common shares and common units, which is FFO reduced by preferred stock dividends.  AFFO is FFO attributable to common shares and common units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and equity transaction costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs.

We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance.  We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance. We present FFO and AFFO per common share and common unit because our common units are redeemable for common shares.  We believe it is meaningful for the investor to understand FFO and AFFO applicable to common shares and common units.

EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA

The following table reconciles net earnings (loss) to EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA for the three months and year ended December 31, 2018 and 2017 (in thousands). All amounts presented our portion of the results of our unconsolidated Atlanta JV.

	Three months ended		Year ended
	December 31,		December 31,
Reconciliation of Net Earnings (Loss) to EBITDA, Adjusted EBITDA, and Hotel EBITDA	2018	2017	2018	2017
Net earnings (loss)	$(1,207)	$1,348	$5,170	$2,901
Interest expense	2,153	1,706	8,326	5,174
Interest expense from JV	556	471	2,109	1,941
Loss on debt extinguishment	-	167	-	967
Income tax expense (benefit)	20	(645)	335	(595)
Depreciation and amortization expense	2,349	2,085	9,475	6,898
Depreciation and amortization expense from JV	289	288	1,155	1,140
EBITDA	4,160	5,420	26,570	18,426
Net (gain) loss on disposition of assets	17	(2,004)	(5,570)	(6,807)
Net loss on disposition of assets from JV	128	3	157	7
Impairment loss (recovery), net	-	553	(93)	2,151
EBITDAre	4,305	3,972	21,064	13,777
Net (gain) loss on derivatives and convertible debt	402	(20)	(317)	(436)
Net loss on derivative from JV	22	-	22	2
Stock-based compensation and LTIP expense	62	572	974	1,237
Acquisition and terminated transactions expense	19	80	205	1,250
Equity and terminated transactions expense	-	-	-	343
Adjusted EBITDAre	4,810	4,604	21,948	16,173
General and administrative expense, excluding stock compensation and LTIP expense	1,082	1,275	5,243	5,315
Other expense, net	26	28	83	111
Unallocated hotel and property operations expense	135	43	364	351
Hotel EBITDA	$6,053	$5,950	$27,638	$21,950

Revenue	$15,082	$15,278	$65,057	$55,453
JV revenue	1,923	1,987	9,510	9,266
Total Company and JV revenue	$17,005	$17,265	$74,567	$64,719
Hotel EBITDA as a percentage of revenue	35.6%	34.5%	37.1%	33.9%

We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense.  NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance.  We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre.  To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges.  EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies.

We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations.

The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA.  Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control.  We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels.

Same-Store Revenue and Hotel EBITDA

The following tables present our same-store revenue, Hotel EBITDA, and Hotel EBITDA margin broken down by property type for the three months and year ended December 31, 2018 and 2017 (in thousands) and reconcile these same-store measures to total revenue and Hotel EBITDA as presented above.  Same-store results include all our hotels owned at December 31, 2018, with the exception of the Austin TownePlace Suites  (opened on January 3, 2017) and the Summerville Home2 Suites (opened on July 18, 2017), for which prior period results are not available for all periods presented, and reflect the performance of these hotels during the entire period, regardless of our ownership during the period presented.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. All amounts presented include our portion of the results of our unconsolidated Atlanta Aloft JV.  Results for periods prior to the Company’s ownership have not been included in the Company’s actual consolidated financial statements and are included here only for comparison purposes.

	Revenue - Reconciliation of Actual to Same-Store
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Condor and JV Revenue - Actual	$17,005	$17,265	$74,567	$64,719
Revenue earned on properties owned at December 31, 2018 prior to the Company's ownership, excluding the Austin TownePlace Suites and the Summerville Home2 Suites	-	-	-	11,441
Revenue earned on properties disposed of prior to December 31, 2018 during the period of ownership	-	(2,227)	(3,091)	(13,028)
Revenue earned on Austin TownePlace Suites and Summerville Home2 Suites subsequent to ownership	(1,736)	-	(7,071)	-
Total Revenue - Same-Store	$15,269	$15,038	$64,405	$63,132

	Revenue - Same-Store by Type
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
New investment platform	$15,029	$14,747	$63,134	$61,547
Legacy held for sale	240	291	1,271	1,585
Total Revenue - Same-Store	$15,269	$15,038	$64,405	$63,132

	Hotel EBITDA - Reconciliation of Actual to Same-Store
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
Condor and JV Hotel EBITDA - Actual	$6,053	$5,950	$27,638	$21,950
Hotel EBITDA earned on properties owned at December 31, 2018 prior to the Company's ownership, excluding the Austin TownePlace Suites and the Summerville Home2 Suites	-	-	-	4,644
Hotel EBITDA earned on properties disposed of prior to December 31, 2018 during the period of ownership	-	(444)	(866)	(3,283)
Hotel EBITDA earned on Austin TownePlace Suites and Summerville Home2 Suites subsequent to ownership	(544)	-	(2,849)	-
Total Hotel EBITDA - Same-Store	$5,509	$5,506	$23,923	$23,311

	Hotel EBITDA - Same-Store by Type
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
New investment platform	$5,497	$5,465	$23,649	$22,931
Legacy held for sale	12	41	274	380
Total Hotel EBITDA - Same-Store	$5,509	$5,506	$23,923	$23,311

	Hotel EBITDA Margin by Property Type
	Three months ended December 31,		Year ended December 31,
	2018	2017	2018	2017
New investment platform	36.6%	37.1%	37.5%	37.3%
Legacy held for sale	5.0%	14.1%	21.6%	24.0%
Total Hotel EBITDA Margin - Same-Store	36.1%	36.6%	37.1%	36.9%

Condor Hospitality Trust, Inc. Operating Statistics

The following tables present our same-store occupancy, ADR, and RevPAR for all our hotels owned at December  31, 2018, with the exception of the Austin TownePlace Suites  (opened on January 3, 2017) and Summerville Home2 Suites (opened on July 18, 2017), for which prior period results are not available for all periods presented.  Same-store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented.  Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors.  The performance metrics for the hotel acquired through our Atlanta JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner.

	Three months ended December 31,
	2018			2017
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Solomons Hilton Garden Inn	60.21%	$115.31	$69.43	74.48%	$113.86	$84.80
Atlanta Hotel Indigo	68.98%	$104.96	$72.40	71.90%	$101.34	$72.86
Jacksonville Courtyard by Marriott	73.73%	$113.02	$83.33	73.03%	$113.20	$82.67
San Antonio SpringHill Suites	82.52%	$136.78	$112.88	83.78%	$120.32	$100.80
Leawood Aloft	76.40%	$122.33	$93.46	77.34%	$126.88	$98.13
Lexington Home2 Suites	71.79%	$121.24	$87.04	79.97%	$114.35	$91.44
Round Rock Home2 Suites	78.15%	$112.49	$87.92	80.47%	$114.07	$91.80
Tallahassee Home2 Suites	95.41%	$131.19	$125.18	77.92%	$133.72	$104.19
South Haven Home2 Suites	88.29%	$111.30	$98.27	87.07%	$109.76	$95.56
Lake Mary Hampton Inn & Suites	82.92%	$129.02	$106.98	88.50%	$128.98	$114.15
Austin Residence Inn	76.22%	$133.77	$101.96	69.38%	$131.24	$91.06
El Paso Fairfield Inn	86.10%	$101.35	$87.26	71.46%	$99.54	$71.13
Wholly owned new investment platform properties	78.62%	$119.92	$94.28	77.75%	$117.89	$91.66
Atlanta Aloft JV	64.78%	$134.20	$86.93	63.02%	$142.94	$90.09
Total new investment platform	76.54%	$121.74	$93.18	75.54%	$121.02	$91.42

Total legacy held for sale	35.29%	$81.80	$28.87	49.00%	$76.32	$37.40

Total Same-Store Portfolio	75.14%	$121.10	$91.00	74.63%	$120.02	$89.57

Austin TownePlace Suites (1)	67.55%	$108.73	$73.45	78.34%	$126.65	$99.22
Summerville Home2 Suites (1)	81.36%	$125.63	$102.21	74.06%	$123.22	$91.27

1 | Excluded from the total new investment platform calculation because the hotel was not operational for the entirety of the year ended December 31, 2017 (prior period results are not available for all periods presented)

	Year ended December 31,
	2018			2017
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Solomons Hilton Garden Inn	73.72%	$123.86	$91.30	79.21%	$118.73	$94.04
Atlanta Hotel Indigo	75.94%	$103.80	$78.83	73.86%	$101.62	$75.06
Jacksonville Courtyard by Marriott	78.52%	$115.66	$90.81	74.40%	$114.03	$84.84
San Antonio SpringHill Suites	84.05%	$137.45	$115.53	80.24%	$128.61	$103.19
Leawood Aloft	74.42%	$126.39	$94.06	81.18%	$126.94	$103.05
Lexington Home2 Suites	78.50%	$114.68	$90.02	82.70%	$114.67	$94.84
Round Rock Home2 Suites	83.65%	$117.07	$97.93	83.18%	$118.31	$98.41
Tallahassee Home2 Suites	88.95%	$123.12	$109.51	81.48%	$125.71	$102.42
South Haven Home2 Suites	86.91%	$113.76	$98.87	90.40%	$115.25	$104.18
Lake Mary Hampton Inn & Suites	82.22%	$134.93	$110.94	84.51%	$122.91	$103.87
Austin Residence Inn	80.43%	$131.49	$105.75	76.02%	$132.12	$100.43
El Paso Fairfield Inn	82.76%	$100.85	$83.46	72.26%	$104.49	$75.51
Wholly owned new investment platform properties	80.68%	$120.39	$97.14	79.72%	$118.90	$94.78
Atlanta Aloft JV	75.37%	$144.43	$108.85	76.66%	$137.60	$105.49
Total new investment platform	79.89%	$123.79	$98.89	79.26%	$121.61	$96.39

Total legacy held for sale	49.59%	$86.46	$42.88	71.77%	$79.62	$57.14

Total Same-Store Portfolio	78.85%	$122.99	$96.98	79.00%	$120.31	$95.05

Austin TownePlace Suites (1)	75.85%	$115.80	$87.83	68.25%	$116.57	$79.56
Summerville Home2 Suites (1)	84.16%	$128.22	$107.91	64.13%	$123.89	$79.46

1 | Excluded from the total new investment platform calculation because the hotel was not operational for the entirety of the year ended December 31, 2017

The following table presents RevPAR changes quarter-over-quarter for all new investment portfolio hotels:

Hotel	4Q18	4Q17	Growth
Solomons Hilton Garden Inn	$69.43	$84.80	-18.1%
Atlanta Hotel Indigo	$72.40	$72.86	-0.6%
Jacksonville Courtyard by Marriott	$83.33	$82.67	0.8%
San Antonio SpringHill Suites	$112.88	$100.80	12.0%
Atlanta Aloft	$86.93	$90.09	-3.5%
Leawood Aloft	$93.46	$98.13	-4.8%
Lexington Home2 Suites	$87.04	$91.44	-4.8%
Round Rock Home2 Suites	$87.92	$91.80	-4.2%
Tallahassee Home2 Suites	$125.18	$104.19	20.1%
Southaven Home2 Suites	$98.27	$95.56	2.8%
Hampton Inn & Suites Lake Mary	$106.98	$114.15	-6.3%
Residence Inn Austin Airport	$101.96	$91.06	12.0%
Fairfield Inn El Paso	$87.26	$71.13	22.7%
Total Same-Store Hotels	$93.18	$91.42	1.92%
TownePlace Suites Austin Tech Ridge	$73.45	$99.22	-26.0%
Home2 Suites Summerville	$102.21	$91.27	12.0%
Total New Investment Platform Hotels	$92.35	$91.91	0.5%

Same-Store Hotel Comparison	4Q18	4Q17	Growth
6 Positive RevPAR Same-Store Hotels	$101.8	$90.86	12.04%
7 Negative RevPAR Same-Store Hotels	$86.84	$91.83	-5.43%
Total Same-Store Hotels	$93.18	$91.42	1.92%

Condor Hospitality Trust, Inc.
Property List | As of the Date of this Release

New Investment Platform | Acquired from January 1, 2012 - March 11, 2019
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	Hilton Garden Inn	Dowell/Solomons	MD	100	05/25/2012	$11.5
2	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
3	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
4	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
5	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
6	Aloft	Leawood	KS	156	12/14/2016	$22.5
7	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
8	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
9	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
10	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
11	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
12	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
13	Residence Inn	Austin	TX	120	08/31/2017	$22.4
14	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
15	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total New Investment Platform			1,908		$288.1

Current Legacy Hotel Portfolio
	Hotel Name	City	State	Rooms	Acquisition Date	Status (2)
16	Quality Inn	Solomons	MD	59	06/01/1986	HFS
	Total			59

	Total Portfolio | As of March 11, 2019			1,967

1 | Owned 80% by Condor
2 | HFS indicates the asset was marketed as held for sale at December 31, 2018; Property is current under contract to be sold

54 Dispositions | For Period January 1, 2015 - March 11, 2019
	Hotel Name	City	State	Rooms	Disposition Date	Gross Proceeds (in millions)
1	Super 8	West Plains	MO	49	01/15/2015	$1.5
2	Super 8	Green Bay	WI	83	01/29/2015	$2.2
3	Super 8	Columbus	GA	74	03/16/2015	$0.9
4	Sleep Inn & Suites	Omaha	NE	90	03/19/2015	$2.9
5	Savannah Suites	Chamblee	GA	120	04/01/2015	$4.4
6	Savannah Suites	Augusta	GA	172	04/01/2015	$3.4
7	Super 8	Batesville	AR	49	04/30/2015	$1.5
8	Days Inn	Ashland	KY	63	07/01/2015	$2.2
9	Comfort Inn	Alexandria	VA	150	07/13/2015	$12.0
10	Days Inn	Alexandria	VA	200	07/13/2015	$6.5
11	Super 8	Manhattan	KS	85	08/28/2015	$3.2
12	Quality Inn	Sheboygan	WI	59	10/06/2015	$2.3
13	Super 8	Hays	KS	76	10/14/2015	$1.9
14	Days Inn	Glasgow	KY	58	10/16/2015	$1.8
15	Super 8	Tomah	WI	65	10/21/2015	$1.4
16	Rodeway Inn	Fayetteville	NC	120	11/03/2015	$2.6
17	Savannah Suites	Savannah	GA	160	12/22/2015	$4.0
	Total 2015			1,673		$54.7
18	Super 8	Kirksville	MO	61	01/04/2016	$1.5
19	Super 8	Lincoln	NE	133	01/07/2016	$2.8
20	Savannah Suites	Greenville	SC	170	01/08/2016	$2.7
21	Super 8	Portage	WI	61	03/30/2016	$2.4
22	Super 8	O'Neill	NE	72	04/25/2016	$1.7
23	Quality Inn	Culpeper	VA	49	05/10/2016	$2.2
24	Super 8	Storm Lake	IA	59	05/19/2016	$2.8
25	Clarion Inn	Cleveland	TN	59	05/24/2016	$2.2
26	Super 8	Coralville	IA	84	05/26/2016	$3.4
27	Super 8	Keokuk	IA	61	05/27/2016	$2.2
28	Comfort Inn	Chambersburg	PA	63	06/06/2016	$2.1
29	Super 8	Pittsburg	KS	64	08/08/2016	$1.6
30	Super 8	Mount Pleasant	IA	54	09/09/2016	$1.9
31	Quality Inn	Danville	KY	63	09/19/2016	$2.3
32	Super 8	Menomonie	WI	81	09/26/2016	$3.0
33	Comfort Inn	Glasgow	KY	60	10/14/2016	$2.4
34	Days Inn	Sioux Falls	SD	86	11/04/2016	$2.1
35	Comfort Inn	Shelby	NC	76	11/07/2016	$4.1
36	Comfort Inn	Rocky Mount	VA	61	11/17/2016	$2.2
37	Days Inn	Farmville	VA	59	11/17/2016	$2.4
38	Comfort Suites	Marion	IN	62	11/18/2016	$3.0
39	Comfort Inn	Farmville	VA	50	11/30/2016	$2.6
40	Quality Inn	Princeton	WV	50	12/05/2016	$2.1
41	Super 8	Burlington	IA	62	12/21/2016	$2.8
42	Savannah Suites	Atlanta	GA	164	12/22/2016	$2.9
	Total 2016			1,864		$61.4
43	Comfort Inn	New Castle	PA	79	03/27/2017	$2.5
44	Super 8	Billings	MT	106	03/28/2017	$4.2
45	Comfort Inn	Harlan	KY	61	04/03/2017	$1.9
46	Comfort Suites	Lafayette	IN	62	04/18/2017	$3.9
47	Key West Inn	Key Largo	FL	40	05/17/2017	$7.6
48	Quality Inn	Morgantown	WV	81	08/30/2017	$2.6
49	Days Inn	Bossier City	LA	176	09/13/2017	$1.4
50	Comfort Inn & Suites	Warsaw	IN	71	12/20/2017	$5.0
	Total 2017			676		$29.1
51	Supertel Inn/Conference Center	Creston	IA	41	01/25/2018	$2.1
52	Comfort Suites	South Bend	IN	135	03/15/2018	$6.1
53	Comfort Suites	Ft. Wayne	IN	127	05/30/2018	$7.1
54	Super 8	Creston	IA	121	08/30/2018	$5.1
	Total 2018			424		$20.4

	Total Dispositions			4,637		$165.6

Acquisitions | For Period January 1, 2015 -March 11, 2019
	Hotel Name	City	State	Rooms	Acquisition Date	Purchase Price (in millions)
1	SpringHill Suites	San Antonio	TX	116	10/01/2015	$17.5
2	Courtyard by Marriott	Jacksonville	FL	120	10/02/2015	$14.0
3	Hotel Indigo	College Park	GA	142	10/02/2015	$11.0
4	Aloft[1]	Atlanta	GA	254	08/22/2016	$43.6
5	Aloft	Leawood	KS	156	12/14/2016	$22.5
6	Home2 Suites	Lexington	KY	103	03/24/2017	$16.5
7	Home2 Suites	Round Rock	TX	91	03/24/2017	$16.8
8	Home2 Suites	Tallahassee	FL	132	03/24/2017	$21.5
9	Home2 Suites	Southaven	MS	105	04/14/2017	$19.0
10	Hampton Inn & Suites	Lake Mary	FL	130	06/19/2017	$19.3
11	Fairfield Inn & Suites	El Paso	TX	124	08/31/2017	$16.4
12	Residence Inn	Austin	TX	120	08/31/2017	$22.4
13	TownePlace Suites	Austin	TX	122	01/18/2018	$19.8
14	Home2 Suites	Summerville	SC	93	02/21/2018	$16.3
	Total Acquisitions			1,808		$276.6

1 | Owned 80% by Condor